Stock-BasedCompensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-BasedCompensation

Note 10—Stock-Based Compensation

Total stock-based compensation expense, by operating expense category, as recorded in the consolidated statements of operations was as follows (in thousands):

	Year Ended December 31,
	2014	2015	2016
Platform operations	$14	$71	$756
Sales and marketing	50	127	1,707
Technology and development	909	85	1,513
General and administrative	3,572	91	1,080

Total	$4,545	$374	$5,056

In February 2014, concurrent with the Series B financing, the Company repurchased 685,586 shares of common stock from its founders for total consideration of $5.0 million. The Company recorded $0.6 million in additional paid-in capital and accumulated deficit for the fair value of the common stock repurchased and, in accordance with ASC 718, Stock Compensation, the Company recorded additional compensation expense of $4.4 million, representing the excess of the purchase price paid over the fair value of the common stock at the date of repurchase. The above table includes stock-based compensation expense of $0.9 million and $3.5 million in technology and development and general and administrative expenses, respectively, in 2014 relating to this repurchase.

Stock-Based Award Plans

The Company is authorized to issue stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based and cash-based awards under its 2016 Incentive Award Plan. As of December 31, 2016, 3.4 million shares remained available for grant under the Company’s 2016 Incentive Award Plan. The number of shares authorized for grant is subject to increase each year on January 1, equal to the lesser of (a) 4% of the Class A common stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (b) such smaller number of shares as determined by the board of directors.

Stock options granted under the Company’s stock incentive plans generally vest over four years, subject to the holder’s continued service through the vesting date, and expire no later than 10 years from the date of grant. Restricted stock units and restricted stock awards generally vest over one-year and four-year periods, respectively, subject to the holder’s continued service through the vesting date.

Stock Option Information

A summary of stock option activity for the year ended December 31, 2016 is as follows:

	Shares Under Option (in thousands)	Weighted- Average Exercise Price	Weighted-Average Contractual Life (years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2015	5,177	$0.74	7.4
Granted	1,110	21.35
Exercised	(785)	0.63
Cancelled	(73)	3.21

Outstanding as of December 31, 2016(1)	5,429	$4.94	7.1	$124,243

Exercisable as of December 31, 2016	3,148	$0.58	5.8	$85,266

(1)	Includes options to purchase 389 and 5,040 shares of Class A and Class B common stock, respectively.

The fair value of options on the date of grant is estimated based on the Black-Scholes option pricing model. The weighted average assumptions used to value options granted to employees for the periods presented were as follows:

	Year Ended December 31,
	2014	2015	2016
Expected term (years)	6.0	6.0	6.0
Expected volatility	62.5%	64.5%	58.1%
Risk-free interest rate	2.02%	1.62%	1.62%
Estimated dividend yield	—%	—%	—%

The weighted average grant date fair value per share of stock options granted for the years ended December 31, 2014, 2015 and 2016 and were $0.48, $1.12 and $11.61, respectively. The total intrinsic value of options exercised during the years ended December 31, 2014, 2015 and 2016 were $1,000, $1.9 million and $13.7 million, respectively.

Stock-based compensation expense related to stock options totaled, $0.1 million, $0.4 million and $1.7 million for the years ended December 31, 2014, 2015 and 2016, respectively. At December 31, 2016, the Company had unrecognized employee stock-based compensation relating to stock options of approximately $13.0 million, which is expected to be recognized over a weighted-average period of 3.6 years.

Restricted Stock and Restricted Stock Units

The Company granted 193,000 restricted stock awards and units in 2016, with a weighted average grant date fair value of $29.65. No restricted stock or restricted stock unit award has vested or been forfeited as of December 31, 2016.

Stock compensation expense on restricted stock was $0.1 million for the year ended December 31, 2016. At December 31, 2016, the Company had unrecognized employee stock-based compensation relating to restricted stock of approximately $5.6 million, which is expected to be recognized over a weighted-average period of 3.8 years.

Employee Stock Purchase Plan

In September 2016, the Company established an ESPP with 800,000 shares of Class A common stock available for issuance. In addition, on the first day of each calendar year beginning on January 1, 2017 and ending on (and including) January 1, 2026, the number of shares available for issuance under the ESPP will be increased by a number of shares equal to the least of (1) 800,000 shares, (2) 1% of the shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year, and (3) such smaller number of shares as determined by our board of directors.

Under the ESPP, all eligible employees were auto-enrolled upon the IPO and each eligible employee was then permitted to authorize payroll deductions of up to 100% of their compensation to purchase shares of Class A common stock, subject to applicable ESPP and statutory limits. The ESPP provides for offering periods generally up to two years, with purchases occurring and new offering periods commencing generally every six months. The first ESPP purchase (pursuant to a truncated purchase period starting on the Company’s IPO) occurred on December 29, 2016, and subsequent purchases will generally occur on May 15th and November 15th each year. At each purchase date, employees are able to purchase shares at 85% of the lower of (1) the closing market price per share of Class A common stock on the employee’s enrollment into the applicable offering period and (2) the closing market price per share of Class A common stock on the purchase date. The ESPP has an automatic reset feature, whereby the offering period resets if the fair value of the Company’s common stock on a purchase date is less than that on the original offering date.

The fair value of ESPP shares was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions:

Expected term (years)	0.8
Expected volatility	48.9%
Risk-free interest rate	0.69%
Estimated dividend yield	—%

The first offering period allowed for cash contributions in addition to payroll deductions, and as a result, stock-based compensation expense for this offering period was marked-to-market. On December 14, 2016, the cash contribution feature was removed and the final mark-to-market adjustment was recorded as of this date. The ESPP has a six month holding period (12 months for the first offering period) with respect to common stock purchases. Due to the holding period, the Company applies a discount to reflect the non-transferability of the shares. Stock-based compensation expense related to ESPP totaled $3.3 million for the year ended December 31, 2016. At December 31, 2016, the Company had unrecognized employee stock-based compensation relating to ESPP awards of approximately $3.5 million, which is expected to be recognized over a weighted-average period of 1.3 years.